First Financial Northwest, Inc.

unique. innovative. solutions.

May 2017

NASDAQ GS Symbol: FFNW

Joseph W. Kiley III — President & Chief Executive Officer

Richard P. Jacobson — Executive Vice President, Chief Financial Officer, and Chief Operations Officer

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Company Highlights

Company Highlights

Holding Company:

First Financial Northwest, Inc.

- IPO October 2007
- NASDAQ Global Select Market: FFNW
- Revoked 10(l) election – became a Bank Holding Co. – 03/31/2015
- **All time high stock price $21.29 – 2/01/17**
- All time low stock price $3.25 – 11/30/10
- Closing stock price $15.68 – 04/28/17

Community Bank:

First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed Mutual Holding Company in 2002
- Converted to a Washington State chartered commercial bank in February 2016

Market Area:

Headquartered in Renton, Washington

- Serving customers along the I-5 & 1-405 corridors in Western Washington, with a primary focus in North Pierce, King, and South Snohomish counties

- *Efficient Operations*
  - New contemporary/innovative offices in Mill Creek, Edmonds, and The Landing in Renton, WA. Planned expansion to Bothell, Bellevue, and four other locations in Snohomish and King counties

Puget Sound Region



Current FFNWB Branch Locations
Future FFNWB Branch Locations
Locations of Branches Being Acquired by FFNWB (Subject to regulatory approval and other closing conditions)
BELLINGHAM
ANACORTES
MT. VERNON
PUGET SOUND
WHIDBEY ISLAND
EVERETT
Mill Creek
Edmonds
Bothell (The Junction)
KIRKLAND
REDMOND
BREMERTON
SEATTLE
Bellevue (Crossroads)
Renton (The Landing)
Renton (HQ)
VASHON ISLAND
TACOMA

Branch Experience


First Financial
Northwest Bank
Right Away

Contemporary/Innovative Branches


Unique Solutions for You
Innovative Tools for Your Business
Meet our Bankers
BaZing
Life is More Than Banking
Let's Get Social
Google Maps
City of Mill Creek
Mill Creek Business Association
First Financial Northwest Bank
Touch the Screen to Learn More

Close up of wall iTouch screen


innovative
energy



72% of Millennials use mobile devices for banking

vs.

50% - Gen X
19% - Boomers

but . . .

63% of Millennials use branches

vs.

68% - Gen X
69% - Boomers*

*Source: Wall Street Journal 5/31/2016

Senior Management Team

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	5	29
Richard P. Jacobson	EVP, Chief Financial Officer, and Chief Operating Officer	4	28
Ronnie J. Clariza	SVP, Chief Risk Management Officer (FFNWB)	14	16
Gregg H. DeRitis	SVP, Chief Credit Officer (FFNWB)	2	38
Dalen D. Harrison	SVP, Chief Deposit Officer (FFNWB)	3	34
Simon Soh	SVP, Chief Lending Officer (FFNWB)	7	27

Local Economy


BIG TECH
FACEBOOK (FB)
153.02 0.56 (0.37%)
AMAZON.COM (AMZN)
946.00 2.23 (-0.24%)
MICROSOFT (MSFT)
69.61 0.19 (0.28%)
ALPHABET INC (GOOGL)
932.86 0.04
APPLE (AAPL)
147.38 0.80 (0.55%)

* 5/2/2017 AM

Greater Renton Area Employers

SEATTLE SEAHAWKS

- Headquarters in Renton

PACCAR

- 180,000sf US Parts Distribution Center

BOEING

- Renton – Home of the 737
- 42 planes built each month currently
- 2017 – 47 planes per month
- 2018 – 52 planes per month
- 2019 – 57 planes per month
- 12,000 employees in Renton
- 737 MAX – First Flight 1/29/2016, currently in production

SECO DEVELOPMENT, INC

- 350 room Hotel
- 40,000sf Conference Center
- Hyatt Regency – Open 7/2017
- 700,000+sf Business Park – Open 2018

FEDERAL RESERVE BANK OF SAN FRANCISCO 12-L INC. MAY 20, 1914

IKEA

- 400,000sf Retail Center.
- One of the largest in the US
- Grand Opening February 2017

GroupHealth.

- Main campus (30 acres)
- Admin, Pharmacy Distribution, etc.
- Additional 2,400 jobs

Greater Seattle Area Employers

TRANSPORTATION/LOGISTICS

- BOEING
- PACCAR
- Expeditors
- Alaska Airlines

TECHNOLOGY

- Microsoft
- amazon
- Expedia
- T-Mobile

RETAIL

- NORDSTROM
- Starbucks Coffee
- Costco Wholesale
- REI

FINANCIAL

- Safeco Insurance
  - Member of Liberty Mutual Group
- Russell Investments

LIFE SCIENCE

- FRED HUTCH
  - CURES START HERE
- Seattle Children's
- Seattle Cancer Care Alliance
- Juno Therapeutics

OTHER

- Bill & Melinda Gates foundation
- University of Washington

Source: Windermere Economics

Will We See More Spinoffs?



300,000
250,000
200,000
150,000
100,000
50,000
0
Worldwide Employee Count
23,300 Collective Employees From These 6 Microsoft Spin-Off's
Zillow
INRIX
INTELLECTUAL VENTURES
BILL & MELINDA GATES foundation
VALVE
Expedia
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Microsoft
Amazon.com

Source: Windermere Economics

Top 21 Construction Projects

Greater Seattle Area

PUGET SOUND BUSINESS JOURNAL

Rank	Project Name	Total Estimated Cost	Project Size	Owner/Developer	Construction Manager/ General Contractor	Project Architect	Target Completion Date
1	**Sound Transit East Link Extension** Judkins Park Station, Seattle to Redmond Technology Center Station Redmond	$3.7 billion	14 miles	Sound Transit	Guy F. Atkinson Construction, Kiewit/Hoffman	Perkin+Will, LMN, Hewitt, Tiscareno Associates	2023
2	**The Spring District** Bel-Red Corridor Bellevue	$2.3 billion	36 acres	Wright Runstad & Co., Shorenstein Properties	Howard S. Wright	NBBJ	2026
3	**Sound Transit Northgate Link light rail extension** UW Husky Stadium to Northgate Seattle	$2.1 billion	4.3 miles	Sound Transit	JCM Northlink LLC	Hewitt	2021
4	**State Route 99 Tunnel Project** Alaskan Way Viaduct Seattle	$1.4 billion	2 miles	Washington State Dept. of Transportation	Seattle Tunnel Partners, a joint venture of Dragados and Tutor Perini	HNTB	Late 2017
5	**The Bellevue Collection** 575 Bellevue Way Bellevue	$1.2 billion	2 million sq. ft.	Kemper Development Co.	GLY Construction	Sclater Architects	2016
6	**Esterra Park** 2464 152nd Ave. NE Redmond	$900 million	28-acre mixed-use project	Capstone Partners	JTM Construction	Brumbaugh & Associates	2017
7	**Amazon Tower II** 2101 7th Ave. Seattle	$550 million	1.1 million sq.ft.	Amazon	Sellen Construction	NBBJ	2016
8	**Stadium Place** North of CenturyLink Field Seattle	$517 million	1.5 million sq.ft.; 3.85 acre site	Stadium Place Investors LLC	JTM Construction, Sodo Builders	ZGF Architects, Freiheit & Ho Architects	2018
9	**Explosives-Handling Wharf 2** Naval Base Kitsap Bremerton	$448 million	6.3 acres	U.S. Dept of the Navy	Skanska USA, American Bridge, Nova Group joint venture	BergerABAM	Jun-16
10	**Elliott Bay Seawall Project** Central Seawall, S. Washington St. to Virginia St. Seattle	$410.2 million	3,700 feet	Seattle Dept. of Transportation	Mortensen-Manson joint venture	Parsons Transportation Group	mid 2017
11	**8th & Howell Convention Hotel** 808 Howell St. Seattle	$400 million	1.4 million sq. ft.	R. C. Hedreen Co.	Sellen Construction	LMN	2018
11	**The Mark** 801 5th Ave. Seattle	$400 million	528,000 sq. ft.	Daniels Real Estate	JTM Construction	ZGF Architects	2017
11	**The Troy Block** 300 Boren Ave. N Seattle	$400 million	800,000 sq. ft.	Touchstone	Lease Crutcher Lewis	Perkins + Will	Summer 2016
14	**Madison Centre** 505 Madison St. Seattle	$391.6 million	746,000 sq. ft.	Schnitzer West	Sellen Construction	NBBJ	Feb. 2017
15	**Sound Transit S. 200th Link light rail extension** Sea-Tac Airport to S. 200 St. Seattle	$383 million	1.6 miles	Sound Transit	PCL Civil Constructors (guideway, station) Harbor/Pacific Graham (garage)	VIA Architects (guideway/station), Brooks + Scarpa (garage)	2016
16	**Southport Office Campus** 1101 Lake Washington Blvd. N Renton	$350 million	17.1 acre development including three 9 story buildings	SECO Development	Exxel Pacific	Zimmer Gunsul Frasca Architects LLP	2019
17	**Kirkland Urban Phase I** 457 Central Way Kirkland	$331.5 million	650,000 sq. ft.	Talon	Ryan	CollinsWoerman, Hewitt and Weber Thompson	2018
18	**Stadium Place East Phase 1** 255 S. King St. Seattle	$300 million	915,413 sq. ft.	American Life Inc.	Sodo Builderes	Freiheit & Ho	2016
19	**Chambers Creek Regional Wastewater Treatement Plant Expansion** 10311 Chambers Creek Rd., University Pl. Pierce County	$239 million	Average 45 MGD (million gallons per day)	Pierce County	Mortenson Construction	Brian & Caldwell	Sept. 2016
20	**2202 8th Ave.** 2202 8th Ave. Seattle	$237 million	40-story apartment tower	Clise Properties	Hoffman Construction	Graphit Design Group	2017
21	**Southport Hyatt Regency** 1053 Lake Washington Blvd. N Renton	$225 million	377,000 sq.ft.	SECO Development	Sellen Construction	NG2	Jan. 2017

*Locally Researched by: Melissa Crowe, Puget Sound Business Journal May 06, 2016, 3:00am PDT Revised: May 06, 2016, 11:15am PDT
This List ranks the largest construction projects in the local Puget Sound region by total estimated cost. The local Puget Sound region, which is defined as King, Pierce and Snohomish counties. Information was obtained from public documents, firm representatives, company websites and PSBJ reports. In case of ties, projects are listed alphabetically.

This list was researched and compiled by Melissa Crowe, research director.

Current Performance Metrics


737 MAX FIRST FLIGHT
January 29, 2016



Key Financial Ratios

	At or For the Quarter Ended				
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Performance Ratios:					
Return on assets	0.91%	1.12%	1.00%	0.60%	0.76%
Return on equity	6.76	8.58	6.39	3.41	4.34
Equity-to-assets ratio	13.37	13.31	14.06	16.96	18.01
Interest rate spread	3.51	3.53	3.51	3.49	3.31
Net interest margin	3.64	3.65	3.64	3.63	3.46
Efficiency ratio	64.57	57.96	54.69	68.29	69.88
Noninterest expense as a percent of average total assets	2.35	2.17	2.01	2.53	2.41
Capital Ratios: (1)					
Tier 1 leverage ratio	11.57%	11.17%	11.37%	12.02%	11.81%
Total capital ratio	15.64	15.61	14.38	15.67	16.80
Asset Quality Ratios: (2)					
Nonperforming assets as a percent of total assets	0.27%	0.31%	0.32%	0.34%	0.47%
ALLL as a percent of total loans	1.31	1.32	1.28	1.30	1.30
ALLL as a percent of nonperforming loans	1,853.49	1,276.34	1,025.72	935.30	898.92

(1) Capital ratios are for First Financial Northwest Bank only.

(2) Loans are reported net of undisbursed funds.

First Financial Northwest, Inc.

Consolidated Income Statements & Total Assets

	Quarter Ended		dollars in thousands		
	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Net Interest Income	$ 8,862	$ 9,304	$ 8,934	$ 8,183	$ 7,781
Provision (recapture of provision) for Loan Losses	$ 200	$ (100)	$ 900	$ 600	$ (100)
Net Interest Income after provision	$ 8,662	$ 9,404	$ 8,034	$ 7,583	$ 7,881
Total Noninterest Income	$ 535	$ 790	$ 673	$ 708	$ 480
Total Noninterest Expense	$ 6,068	$ 5,850	$ 5,254	$ 6,072	$ 5,773
Income before Tax	$ 3,129	$ 4,344	$ 3,453	$ 2,219	$ 2,588
Federal Income Tax	$ 785	$ 1,323	$ 847	$ 779	$ 763
Net Income	**$ 2,344**	**$ 3,021**	**$ 2,606**	**$ 1,440**	**$ 1,825**
Total Assets	**$ 1,060,520**	**$ 1,037,584**	**$ 1,074,698**	**$ 999,236**	**$ 939,243**

Interest Rate Risk

Net Interest Income Change at March 31, 2017		
Basis Point Change in Rates	**Net Interest Income**	**% Change**
	(Dollars in thousands)	
+300	$ 34,276	-0.01%
+200	$ 34,303	0.07%
+100	$ 34,358	0.23%
Base	$ 34,278	0.00%
-100	$ 34,263	-0.04%

*Please see March 31, 2017 Form 10-Q for additional information, including the various assumptions used in this modeling. In an effort to protect against rising interest rates, we entered into an interest rate swap agreement in the fourth quarter of 2016. Please refer to the Form 10-Q for the period ended March 31, 2017 for details.

Total Loan Portfolio

(in millions)


Net CRE Concentration 441.2%* of Adjusted Capital
Business & Consumer
$18.3
2%
1-4 Family
$249.2
27%
Construction
$206.9
23%
Multifamily
$121.7
13%
CRE
$317.7
35%
1-4 Family
Multifamily
CRE
Construction
Business & Consumer

*Bank only at March 31, 2017

First Financial Northwest, Inc.

Yields


6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.36%
5.21%
5.23%
5.19%
5.11%
5.15%
5.00%
4.92%
4.92%
4.93%
4.34%
4.13%
4.16%
4.12%
4.10%
4.25%
4.39%
4.42%
4.47%
4.52%
1.78%
1.73%
1.71%
1.87%
2.02%
2.10%
2.27%
2.36%
2.49%
2.66%
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Yield on Loans
Total Yield
Yield on Securities

First Financial Northwest, Inc.

Composition of Deposits

(in millions)

Excludes Bank-Owned and Brokered Deposits*


3/31/2015
Checking
$37.4
6.6%
Savings
$25.3
4.5%
Total Deposit Base: $564.8
MMAs
$154.7
27.4%
CDs
$347.4
61.5%


3/31/2016
Checking
$40.8
6.8%
Savings
$30.2
5.0%
CDs
$324.2
53.7%
Total Deposit Base: $602.9
MMAs
$207.8
34.5%


3/31/2017
Checking
$57.8
8.8%
Savings
$27.4
4.2%
Total Deposit Base: $659.2
CDs
$355.5
53.9%
MMAs
$218.6
33.1%

* At 03/31/17, 03/31/16, and 03/31/15 Brokered Deposits were $75.5 million, $65.6 million, and $66.1 million, respectively.

Average Cost of Funds



1.10%
1.05%
1.00%
0.95%
0.90%
0.85%
0.80%
0.75%
0.70%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Total COF: 0.97% 0.91% 0.87% 0.86% 0.88% 0.90% 0.90% 0.90% 0.92% 0.94% 0.90% 0.91% 0.94% 1.01%
Deposit COF: 0.99% 0.92% 0.87% 0.84% 0.86% 0.88% 0.88% 0.89% 0.91% 0.93% 0.91% 0.95% 0.97% 1.00%
FHLB Advances COF: 0.84% 0.84% 0.89% 0.96% 0.96% 0.95% 0.95% 0.95% 0.96% 0.98% 0.89% 0.79% 0.83% 1.05%
Total COF
Deposit COF
FHLB Advances COF

Net Interest Income & NIM

(dollars in thousands)



Q4 2016
FDIC WA
State*
3.95%
(median)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.71% 3.71% 3.82% 3.78% 3.86% 3.84% 3.61% 3.40% 3.42% 3.38% 3.33% 3.46% 3.63% 3.64% 3.65% 3.64%
$7,805 $7,745 $8,074 $8,054 $8,178 $8,219 $7,997 $7,522 $7,568 $7,664 $7,692 $7,781 $8,183 $8,934 $9,304 $8,862
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
NII (left scale)
NIM (right scale)

* Source: FDIC State Profile, Fourth Quarter 2016 - Washington

Efficient Operations

Q4 2016 FDIC
Noninterest Expense
to Average Assets*
(WA median%)
3.08%


80%
70%
60%
50%
40%
30%
20%
10%
0%
4.00%
3.00%
2.00%
1.00%
0.00%
52%
56%
57%
54%
58%
56%
62%
66%
66%
70%
68%
55%
58%
65%
2.00%
1.99%
2.09%
1.99%
2.06%
1.84%
2.06%
2.22%
2.17%
2.41%
2.53%
2.01%
2.17%
2.35%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Efficiency Ratio (left scale)
Noninterest Expense/Average Assets (right scale)

* Source: FDIC State Profile, Fourth Quarter - Washington

Asset Quality







Nonperforming Loans & Assets



Note: Total Delinquent (>30 days) Loans
EOP Q1 2017 $0.00
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.92%
6.25%
5.76%
5.41%
4.78%
4.63%
4.01%
3.46%
3.21%
2.79%
Includes TDRs as reported by SNL Financial
0.20%
1.13%
0.39%
0.86%
0.36%
0.72%
0.35%
0.68%
0.16%
0.48%
0.14%
0.47%
0.14%
0.34%
0.12%
0.32%
0.10%
0.31%
0.07%
0.27%
2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL Financial

CRE Policy Concentration

CRE Concentrations Calculated per FFNWB Lending Policy

Ratios calculated based on Total Call Report Net Balance + Neg Reserve 1	% TRBC	$ Net Balance	% Policy Limit	$ Policy Limit	$ Remaining
Multifamily	129.66%	$ 170,253,978	200%	$ 262,620,396	$ 92,366,418
Non-Residential *	258.48%	339,409,929	300%	393,930,594	54,520,665
ADC**	57.88%	76,000,380	100%	131,310,198	55,309,818
CRE purpose loans to non-deposit financial institutions	5.51%	7,239,070	50%	65,655,099	58,416,029
TOTAL CRE (NOO & OO)	451.53%	$ 592,903,357	550%	$ 722,206,089	$ 129,302,732
TRBC	3/31/2017	$ 131,310,198			

*includes $13.6MM in owner occupied loans

**excludes $48.7MM in loans with existing structures having cash flow and a $22MM LOC

CRE Concentrations Calculated per Regulatory Guidelines

Ratios calculated based on Total Call Report Net Balance + Neg Reserve 1	% of TRBC	$ Net Balance
Multifamily	92.68%	$ 121,572,568
Non-Residential *	231.69%	303,931,062
ADC**	111.77%	146,621,220
CRE purpose loans to non-deposit financial institutions	5.52%	7,239,070
TOTAL CRE (NOO & OO)	441.65%	$ 579,363,920
TRBC	3/31/2017	$ 131,310,198

*excludes $13.6MM in owner occupied loans

**includes $48.7MM in loans with existing structures that have cash flow and a $22MM LOC

Historical Industry Annual Loan Net Charge-Off Rates

by Loan Type, without Credit Cards



Historical Annual Loan Net Charge-Off Rates
by Loan Type (without Credit Cards)
6%
0%
C&D loan net charge-off
histories more than
double other loan types
Cumulative charge-off %'s ~
Expected Loss %
8.3% for thrift crisis
15.0% for financial crisis
1.9%
3.1%
3.0%
2.2%
1.6%
1.8%
5.8%
5.7%
3.5%
2.9%
2.7%
1.3%
1.3%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Multi-Family
CRE Loans
C&I Loans
C&D Loans
HELOCs

Source: Compiled for the Western Independent Bankers 2016 Directors Conference from FDIC Quarterly Banking Profile statistics

Stock Performance


D|A|DAVIDSON

INSTITUTIONAL EQUITY RESEARCH

First Financial Northwest, Inc.

April 27, 2017

FFNW * - NASDAQ

Rating:	Neutral
Price: (4/27/17)	$16.40
Price Targets: 12-18 month:	$18.00
5-year:	$29.00

Industry:
Financial Institutions

Jeff Rulis
503-603-3025
jrulis@dadco.com

Riley Stormont
Research Associate
503-603-3054
rstormont@dadco.com

Aircraft Finance Achieves Takeoff, Expenses & NIM Facing Mild Turbulence. Lowering Estimates and Price Target, Maintaining NEUTRAL Rating.

- **First Financial reported Q1'17 EPS of $0.22,** below our $0.24 estimate and the Street of $0.23. Revenue came in modestly below expectations, while expenses were a bit higher. A relatively small provision worked to somewhat offset these negative variances.
- **Period-end loan growth of nearly 12% annualized.** Linked quarter loan balances were driven primarily by the CRE portfolio and lower levels of loans in process. Notably, First Financial's work to build out an aircraft finance line has begun to bear fruit; that portfolio totaled $2.8 million at 3/31 compared to $0.4 million at year-end. Management would like to achieve full-year loan growth of at least 10%, and noted that, while there were no loan purchases in Q1, it remains a strategy the company would like to pursue in Q2.
- **Branch footprint expected to grow significantly with deposits a primary focus.** Earlier this month First Financial entered into an agreement to purchase four branches within its existing footprint. These purchases are expected to close in Q3'17 and add approximately $102 million of deposits, over half of which are in savings and money market accounts. Furthermore, the company also has plans to open two de novo branch locations, one each in Q2 and Q4.

FFNW Ownership Summary

Institutions (Count: 93)/Insiders (Count: 15)	%OS	Position (000)	Pos Chg (000) [6M]	Mkt Val (MM)	Report Date	Source
Total	*78.90*	*8,707*	*(861)*	*136*	-	-
Top 20 Institutions						
Dimensional Fund Advisors LP	8.98	991	(40)	16	12/31/2016	13F Form
Renaissance Technologies LLC	5.92	653	80	10	12/31/2016	13F Form
Thomson, Horstmann & Bryant, Inc.	3.19	352	(5)	6	03/31/2017	13F Form
BlackRock Fund Advisors	3.02	334	(3)	5	12/31/2016	13F Form
The Vanguard Group, Inc.	2.99	330	(119)	5	12/31/2016	13F Form
Bridgeway Capital Management, Inc.	1.66	183	0	3	12/31/2016	13F Form
Context BH Capital Management LP	1.50	165	1	3	12/31/2016	13F Form
Numeric Investors LLC	1.30	144	110	2	12/31/2016	13F Form
SSgA Funds Management, Inc.	1.24	137	38	2	12/31/2016	13F Form
Northern Trust Investments, Inc.	0.87	96	(5)	2	12/31/2016	13F Form
Deutsche Asset Management Investment GmbH	0.86	95	13	1	12/31/2016	13F Form
Millennium Management LLC	0.80	89	89	1	12/31/2016	13F Form
Acadian Asset Management LLC	0.67	74	(18)	1	03/31/2017	13F Form
Morgan Stanley & Co. LLC	0.65	72	59	1	12/31/2016	13F Form
Geode Capital Management LLC	0.55	60	1	1	12/31/2016	13F Form
PanAgora Asset Management, Inc.	0.47	52	43	1	12/31/2016	13F Form
Arrowstreet Capital LP	0.43	48	26	1	12/31/2016	13F Form
Robert W. Baird & Co., Inc. (Private Wealth Management)	0.43	48	(45)	1	12/31/2016	13F Form
Mellon Capital Management Corp.	0.33	36	11	1	12/31/2016	13F Form
BlackRock Investment Management LLC	0.31	34	(1)	1	12/31/2016	13F Form
Top 10 Insiders						
First Financial Northwest ESOP	11.28	1,245	(91)	20	12/31/2016	13G
First Financial Northwest Foundation	9.51	1,050	(239)	16	12/31/2016	13D
Kohlwes Gary F	1.29	142	0	2	02/03/2017	Form 4
Faull Gary F	0.88	97	0	2	02/13/2017	Form 4
Lee Joann E	0.82	90	4	1	10/31/2016	Form 4
Soh Simon	0.47	52	(2)	1	10/17/2016	Form 4
Clariza Ronnie J	0.38	41	3	1	11/29/2016	Form 4
Kiley Joseph W Iii	0.27	30	(14)	0	09/19/2016	Form 4
Robinson Herman L	0.21	23	22	0	04/18/2016	Proxy
Jacobson Richard P	0.16	18	9	0	07/17/2016	Form 4

Source: FactSet.
Note: Most recent available data as of 4/28/2017,

Total Return – FFNW vs. KRX

12/31/2012 to 4/28/2017


190%
170%
150%
130%
110%
90%
70%
50%
30%
10%
(10.0%)
122.6%
107.2%
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14
Dec-14
Feb-15
Apr-15
Jun-15
Aug-15
Oct-15
Dec-15
Feb-16
Apr-16
Jun-16
Aug-16
Oct-16
Dec-16
Feb-17
Apr-17
FFNW (122.6%)
KRX (107.2%)

Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method. Constituents as of 4/4/2017.
Note II: KRX total return represents the median total return of the 50 KRX constituents.
Source: SNL Financial

FFNW Historical Share Repurchase Program:

Since 12/31/2012


2013
2014
2015
2016
Cumulative Shares Repurchased
Total Shares Repurchased: 2,728,018
Total Shares Rep. / AVDTV: 47.9x
Total Shares Repurchased: 1,594,033
Total Shares Rep. / AVDTV: 34.4x
Total Shares Repurchased: 1,521,817
Total Shares Rep. / AVDTV: 38.5x
Total Shares Repurchased: 2,864,389
Total Shares Rep. / AVDTV: 64.7x
Q2: 1,654,547 @ ~$9.97
Premium / Discount to Quarter VWAP: +3.5%
P / TBV: 0.92x
Q3: 501,820 @ ~$10.71
Premium / Discount to Quarter VWAP: +0.4%
P / TBV: 0.97x
Q4: 571,651 @ ~$10.88
Premium / Discount to Quarter VWAP: +2.0%
P / TBV: 0.97x
Q2: 992,840 @ ~$10.90
Premium / Discount to Quarter VWAP: +2.2%
P / TBV: 0.94x
Q3: 274,081 @ ~$10.91
Premium / Discount to Quarter VWAP: +1.5%
P / TBV: 0.93x
Q4: 327,112 @ ~$11.40
Premium / Discount to Quarter VWAP: 0.1%
P / TBV: 0.95x
Q1: 268,300 @ ~$12.00
Premium / Discount to Quarter VWAP: (1.2%)
P / TBV: 0.99x
Q2: 396,757 @ ~$11.95
Premium / Discount to Quarter VWAP: (1.5%)
P / TBV: 0.98x
Q3: 402,657 @ ~$12.37
Premium / Discount to Quarter VWAP: (0.1%)
P / TBV: 1.00x
Q4: 454,103 @ ~$12.54
Premium / Discount to Quarter VWAP: (2.8%)
P / TBV: 1.01x
Q1: 314,087 @ ~$13.36
Premium / Discount to Quarter VWAP: (0.1%)
P / TBV: 1.07x
Q2: 122,058 @ ~$13.42
Premium / Discount to Quarter VWAP: +1.4%
P / TBV: 1.06x
Q3: 1,431,967 @ ~$14.01
Premium / Discount to Quarter VWAP: +1.6%
P / TBV: 1.10x
Q4: 996,277 @ ~$14.51
Premium / Discount to Quarter VWAP: (12.2%)
P / TBV: 1.15x
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
12/31/2012
6/30/2013
12/31/2013
6/30/2014
12/31/2014
6/30/2015
12/31/2015
6/30/2016
12/31/2016
Stock Price
Additional Shares Repurchased
Cumulative Shares Repurchased

Note: Market data as of 1/27/2016; quarterly volume-weighted average price ("VWAP") calculation includes all trading days during the quarter indicated.
Source: SNL Financial and Company earnings/press releases and documents

First Financial Northwest, Inc.

Strategic Initiatives











Strategic Initiatives

ONGOING:

- Effectively deploy capital and lower cost of funds by evaluating the following:
  - Organic growth
  - Acquisition of earning assets, branches, or whole bank(s)
- Develop an efficient deposit gathering strategy while embracing technology in order to diversify deposit composition away from CDs
- Branch Expansion – Mill Creek office opened Q3 2015, Edmonds office opened Q1 2016, The Landing opened Q3 2016. Bellevue office expected to open in Q2 2017, Bothell office expected to open in Q4 2017. Acquiring four strategically located branches, expected to close Q3 2017. (Subject to regulatory approval and other closing conditions.)
- Regulatory relations – Semi-annual updates: Federal Reserve San Francisco, FDIC, Washington DFI & FHLB (Quarterly)

Strategic Initiatives *cont.*

Recent

Prospective Market Niches

Areas under consideration to diversify portfolio and broaden growth opportunities for Bank within current risk tolerance levels.

1) Aircraft Lending

- Indirect lending via the Aircraft Owners and Pilots Association (AOPA) Aviation Finance Company and direct lending nationwide. Anticipate a loan size range from $250,000 to $8MM. Plan to build portfolio to approximately $100MM over several years.
- Primarily commercial loans to individuals (pilots) and businesses that use aircraft for transportation.
- Lending based upon a predominantly asset centered model on very specific type/model of aircraft proven/historically to maintain value. Low LTVs with consideration also given to a minimum debt service ability. Actively managed portfolio will ensure the LTV remains acceptable and that the aircraft are operated, maintained, insured, and titled properly.
- Bank hired experienced and seasoned personnel to build capability and obtain respect from market participants, as well as manage business with an acceptable level of risk.
- Strategic growth and greater stability with asset and geographic diversification, as well as leading to other lending and deposit opportunities.

Strategic Initiatives *cont.*

2) Participations & Whole Loans Purchases

- Loans would include both intrastate and interstate loan acquisitions. Interstate loans would include all states in the far Western United States.
- Desire participations where selling bank cannot make entire loan due to a legal or house lending limit or concentration issue.
- Sellers would be reviewed for experience, financial standing, regulatory matters, etc.
- Closed $30 million (eight loans) CRE Portfolio in Q1 2016, $20 million (five loans) in Q2 2016, and a $8 million loan in Q3 2016, (whole loan purchases), and participations totaling $6.5 million (2 loans); located in AZ, CA, CO, OR, UT, and WA. The property types are Multifamily, Mini-storage, Retail, and Office.
- Participations purchased during Q1 2017 totaled $12.8 million, comprised of 2 CRE loans in Washington and California.

3) Expand Lending in California

- Bank hired experienced and seasoned personnel to build capability and obtain respect from market participants, as well as manage business with an acceptable level of risk.
- Strategic growth and greater stability with asset and geographic diversification, as well as leading to other lending and deposit opportunities.
- Funded $18 million CRE (Retail Shopping Center) in Southern California (paid off December 2016).

Community Involvement

Bankers Care
You Can Bank On Us


KOMO abc 4
KOMO abc 4
First Financial
Northwest Bank
September 30
NW Harvest
$2,000
Two Thousand
DOLLARS
Bankers Care 2016
AUTHORIZED SIGNATURE

2016 Innovation In Financial Education



You are NOT ALONE
bfrb.org
NASDAQ & EVERFI
CONGRATULATE
2016 INNOVATION IN
FINANCIAL EDUCATION
AWARD WINNERS
First Financial
Northwest Bank
Nasdaq
FOX
STARBUCKS COFFEE
AIRFRANCE

2016 Innovation in Financial Education


Nasdaq
EVERFI
2016 INNOVATION IN FINANCIAL EDUCATION AWARDS HONOREES
BANK OF THE WEST
BankUnited
BB&T
BBVA Compass
Beneficial
Blue Hills Bank
Calipari Family
DISCOVER
First Choice Bank
First Financial Northwest Bank
First Republic Bank
From One Hand To AnOTHER
Genworth
GLACIER
MassMutual
MBT
Monroe Bank & Trust
Morgan Stanley
NAVIENT
NexTier Bank
North Shore Bank
PEOPLES Bank
PNC BANK
REGIONS
START CHANGE
Silicon Valley Bank
tcf
UBS
War Horse

First Financial Northwest, Inc.

Innovation Awards by WBA


2016
Financial Literacy
Innovation Award
First Financial
Northwest Bank
2016
Financial Literacy
Award
First Financial
Northwest Bank

- Help Bank meet CRA requirements
- All employees have CRA hours tied to Incentive Payout


WELCOME TO
RENTON
XLVIII
CHAMPIONS
HOME OF THE
SEATTLE
SEAHAWKS

Thank You!